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                                                                     Exhibit (j)

                               CONSENT OF COUNSEL


     We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 30 to the Registration Statement of the Fifth Third Funds on Form N-1A under the Securities Act of 1933, as amended.



                                                  /s/ Ropes & Gray LLP
                                                  --------------------

                                           Ropes & Gray LLP

Washington, D.C.
October 27, 2003